SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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City National Rochdale Funds
(Name of Registrant as Specified in Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

City National Rochdale Socially Responsible Equity Fund
(a series of City National Rochdale Funds)

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the City National Rochdale Socially Responsible Equity Fund (the "Fund") will be held on December 7, 2015 (the "Special Meeting"). The purpose of the Special Meeting is to seek your approval for a proposed reorganization of the Fund. The Fund currently is organized as a series of City National Rochdale Funds (the “Trust”), a registered investment company with its principal offices at 400 North Roxbury Drive, Beverly Hills, California 90210. After completion of the proposed reorganization, the Fund would be a series of Forum Funds II, a registered investment company with its principal offices at Three Canal Plaza, Suite 600, Portland, Maine 04101. This proposed reorganization will result in a change in the investment adviser to the Fund from City National Rochdale, LLC to SKBA Capital Management, LLC (“SKBA”), currently the sub-adviser to the Fund, and no change to the Fund's investment objective or strategies. The Fund's principal risks and investment limitations will also be materially the same and its expenses are not expected to increase as a result of the reorganization. This package contains a Proxy Statement, other information regarding the proposal, and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. After its careful review of the proposal, the Board of Trustees of the Trust recommends that you vote FOR the proposal.

The questions and answers on the next few pages are provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign each card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call the Fund at 1 (888) 889-0799. Thank you for your participation in this important initiative.

Sincerely,

Garrett R. D’Alessandro
President and Chief Executive Officer
City National Rochdale Funds

Important information to help you understand and vote on the proposal

While you are encouraged to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposed reorganization of the City National Rochdale Socially Responsible Equity Fund (the "Target Fund"), which affects you as a shareholder of the Fund and requires your vote.

Proposed Reorganization
Target Fund City National Rochdale Socially Responsible Equity Fund (a series of City National Rochdale Funds (the "Trust"))	≥	Acquiring Fund Baywood SociallyResponsible Fund (a series of Forum Funds II ("Forum"))

Q & A: QUESTIONS AND ANSWERS

Q.	What is this document and why are we sending it to you?

A.                The attached document is a proxy statement (the "Proxy Statement"), and is being provided to you by the Target Fund in connection with the solicitation of proxies to vote to approve the proposed reorganization (the "Reorganization") at a special meeting of shareholders (the "Special Meeting"). The Proxy Statement contains the information that shareholders of the Target Fund should know before voting on the Reorganization.

Q.	What will happen to the Fund?

A.                Subject to your approval, the Target Fund will be reorganized into the Acquiring Fund, a newly-created series of Forum. All of the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund, and you, as a shareholder of the Target Fund, will receive shares of the Acquiring Fund having equivalent value to your shares of the Target Fund on the date of the Reorganization. Shareholders of Institutional Class shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund and shareholders of Class N shares of the Target Fund will receive Investor Class shares of the Acquiring Fund. Subsequently, the Target Fund will be terminated. The Reorganization requires approval by the Target Fund's shareholders.

The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization.

Q.	Why is the Target Fund reorganizing into the Acquiring Fund?

A.                Based on the recommendation of City National Rochdale, LLC (“CNR”), the Target Fund’s investment adviser, and SKBA Capital Management, LLC (“SKBA”), the sub-adviser to the Target Fund, the Board of Trustees of the Trust considered and approved the Reorganization. In considering the Reorganization, the Board noted that after the closure of another series of the Trust (which took place in September 2015), the Target Fund will be the last open series of a fund family sponsored by the American Hospital Association that reorganized into the Trust in 2005; the Target Fund’s investor base is largely made up of religious hospital retirement plans the investment mandates of which include investing in socially responsible companies; and because the Trust has not historically focused on this market segment, the asset growth of the Target Fund has been primarily a result of inflows principally from these retirement plans and the promotional efforts of SKBA. CNR and SKBA believe that the reorganization of the Target Fund out of the Trust into Forum, with SKBA assuming the role of investment adviser, would be beneficial to the Target Fund’s shareholders in part because the Fund’s investment strategy and the management of the Fund would be a core focus of SKBA’s fund team, rather than one of multiple fund product offerings. Furthermore, SKBA currently manages another mutual fund as part of Forum, and expects that it can provide direct investment advisory services to the Acquiring Fund more efficiently than it does with respect to the Target Fund as its sub-adviser. The annual advisory fee for the Acquiring Fund would be reduced by five basis points compared to the annual advisory fee of the Target Fund.

The total expenses that are paid by shareholders are not expected to change as a result of the Reorganization. As a condition to the Reorganization, SKBA will agree, for a two-year period following the closing of the Reorganization, to continue to waive its advisory fees and/or reimburse the Acquiring Fund for its expenses to the extent necessary to maintain the Acquiring Fund’s net annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) at 1.14% for Investor Class Shares and 0.89% for Institutional Class Shares (the “Expense Cap”), which are the levels of the Target Fund’s current voluntary expense caps. However, some of the third party service arrangement fees may be lower for the Acquiring Fund than for the Target Fund.

Q.	What should I know about the Acquiring Fund?

A.                SKBA will become the investment adviser to the Acquiring Fund. The Acquiring Fund will have the same investment objective as the Target Fund. The Acquiring Fund will also have materially the same investment strategies, principal risks and investment limitations as the Target Fund. The investment advisory fee for the Acquiring Fund will be 0.05% lower than the current advisory fee for the Target Fund on an annual basis. The cost of investing in the Acquiring Fund is expected to be the same for at least two years following the closing of the Reorganization, which is the term of the Expense Cap. There can be no guarantee, however, that the expenses and costs of the Acquiring Fund will remain the same as or lower than those of the Target Fund after the expiration of the Expense Cap.

The Acquiring Fund is a newly created fund which will operate as a series of Forum. The primary differences between the Target Fund and the Acquiring Fund will be (1) the Acquiring Fund will have a different investment adviser; (2) the investment advisory fee for the Acquiring Fund will be lower than the current advisory fee for the Target Fund; (3) the Acquiring Fund will have different service providers that provide Third Party Service Arrangements, as defined below (i.e., custody, administration, transfer agency, distribution and other general support services) than the Target Fund; (4) the Acquiring Fund will be a series of Forum instead of the Trust; and (5) the Acquiring Fund will have a different Board of Trustees than the Target Fund. You will receive Acquiring Fund shares on a class-by-class basis equal in value as of the Reorganization closing date to shares of the Target Fund you hold as of such date. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted.

As a series of the Trust, the Target Fund retains various service providers which provide an array of services to all series of the Trust. These services include custody, administration, accounting, transfer agency, distribution and compliance (together, “Third Party Service Arrangements”). Currently, Third Party Service Arrangements are provided to the Trust by SEI Investments Global Fund Services (administration and fund accounting), U.S. Bancorp Fund Services, LLC ("USBFS") (transfer agency), U.S. Bank National Association (custody), SEI Investments Distribution Company (distribution) and City National Rochdale, LLC (compliance). Third Party Service Arrangements are provided to Forum by Atlantic Fund Administration, LLC ("Atlantic") (administration, compliance, fund accounting and transfer agency), Union Bank, N.A. (custody) and Foreside Fund Services, LLC (distribution).

Q.	What are the federal income tax consequences of the Reorganization?

A.                The Reorganization is intended to qualify as a tax-free “reorganization” for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of counsel to the effect that the Reorganization will be a “reorganization,” as described in more detail in the section entitled “Federal Income Tax Consequences” (although there can be no assurance that the Internal Revenue Service will agree with such opinion).  Accordingly, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. In addition, the tax basis and holding period of a shareholder’s Target Fund shares of each class are expected to carry over to the Acquiring Fund shares of the corresponding class that the shareholder receives as a result of the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.

For more detailed information about the tax consequences of the Reorganization please refer to the “Federal Income Tax Consequences” section below.

Q.	What happens if the Reorganization is not approved?

A.                If shareholders of the Target Fund fail to approve the Reorganization, the Target Fund will not be reorganized into the Acquiring Fund and the Board will consider what action to take.

Q.	After the Reorganization will I be able to purchase and redeem shares and receive distributions the same way?

A.                The Reorganization will not affect your right to purchase and redeem shares and to receive distributions.

Q.	What action has the Board taken?

A.               After careful consideration, the Board approved the proposed Reorganization and authorized the solicitation by the Target Fund of proxies. The Board recommends that shareholders vote FOR the Reorganization.

Q.	Who bears the expenses associated with the Reorganization?

A.                City National Rochdale, LLC and SKBA, or their affiliates, will bear the expenses associated with the Reorganization. The expenses include, but are not limited to, costs relating to preparation, printing and distribution of this Proxy Statement and the registration statement, legal fees and accounting fees with respect to the Reorganization and Proxy Statement and expenses of holding the shareholder meeting and soliciting shareholder votes. The Target Fund will not incur any expenses in connection with the Reorganization.

Q.	Who is Broadridge Financial Solutions, Inc.?

A.                Broadridge Financial Solutions, Inc. is a third party proxy vendor that City National Rochdale, LLC has engaged (at its expense) to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help to prevent the need to call you to solicit your vote.

Q.	Who is eligible to vote?

A.                Shareholders of record of the Target Fund as of the close of business on September 30, 2015 (the "Record Date"), are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of the Target Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

Q.	I own a small interest in the Target Fund. Why should I bother to vote?

A.               Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including investors with small interests. If other shareholders like you fail to vote, the Target Fund may not receive enough votes to go forward with the Special Meeting. If this happens, the Reorganization would be delayed, and we may need to solicit votes again.

Q.	How do I place my vote and whom do I call for more information?

A.                You may vote your shares by any of the following methods: (1) call the telephone number provided on the proxy card attached to this Proxy Statement; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the Special Meeting on December 7, 2015, and vote in person. Please refer to your Proxy Card for further instructions on how to vote.

Q.	Is additional information about the Target Fund available?

A.	Yes, additional information about the Target Fund is available in the following documents:

•	Prospectus for the Target Fund and for the Acquiring Fund (a copy of the Acquiring Fund’s preliminary prospectus accompanies this Proxy, but is subject to completion, as discussed below);
•	Annual and Semi-Annual Reports to Shareholders of the Target Fund; and
•	Statement of Additional Information (SAI) for the Target Fund and a preliminary SAI for the Acquiring Fund.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

A preliminary prospectus for the Acquiring Fund, the shares of which you would own after the Reorganization, accompanies this Proxy. The preliminary prospectus for the Acquiring Fund is also available at www.proxyvote.com. The information in this preliminary prospectus is not complete and may be changed. The Acquiring Fund may not sell its securities until the registration statement filed with the SEC is effective. The preliminary prospectus is not an offer to sell the Acquiring Fund’s securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The prospectus and the most recent annual and semi-annual reports to shareholders of the Target Fund have been previously mailed to shareholders.

Copies of all of these documents are available upon request without charge by writing to or calling:

Forum Funds II Three Canal Plaza, Suite 600 Portland, Maine 04101 (207) 347-2000	City National Rochdale Funds c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, Pennsylvania 19456 1 (888) 889-0799

You also may view or obtain these documents from the SEC:

In Person: At the SEC’s Public Reference Room in Washington, D.C.
By Phone:  (202) 551-8090

By Mail:	Public Reference Room
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov
(“Forum Funds II” for information on the Acquiring Fund)
(“City National Rochdale Funds” for information on the Target Fund)

The following pages give you additional information about the Reorganization and the proposal on which you are being asked to vote.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

City National Rochdale Socially Responsible Equity Fund, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456

City National Rochdale Socially Responsible Equity Fund
(a series of City National Rochdale Funds)

 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the "Special Meeting") of the City National Rochdale Socially Responsible Equity Fund, a series of City National Rochdale Funds, will be held at the offices of City National Rochdale, LLC, 570 Lexington Avenue, New York, New York 10022, on Monday, December 7, 2015, at 10:30 a.m., Eastern Time.

The purpose of the Special Meeting is to consider and act upon the following proposals:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of City National Rochdale Socially Responsible Equity Fund (the “Target Fund”), a series of City National Rochdale Funds, to, and the assumption of all of the liabilities of the Target Fund by, the Baywood SociallyResponsible Fund (the “Acquiring Fund”), a newly-created series of Forum Funds II, in exchange for the Acquiring Fund’s shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The City National Rochdale Funds Board of Trustees has fixed the close of business on September 30, 2015, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Kurt Hawkesworth, Secretary

_______________, 2015

Your vote is important — please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 7, 2015: This Notice, Proxy Statement and the Target Fund’s most recent Annual Report to shareholders are available on the internet at www.citynationalrochdalefunds.com

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the Proxy Card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the Proxy Card. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
 OR THROUGH THE INTERNET

1.	Read the Proxy Statement, and have your Proxy Card handy.

2.	Call the toll-free number or visit the web site indicated on your Proxy Card.

3.	Enter the number found in the shaded box on the front of your Proxy Card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT
 SPECIAL MEETING OF SHAREHOLDERS OF

City National Rochdale Socially Responsible Equity Fund
(a series of City National Rochdale Funds)

TO BE HELD ON DECEMBER 7, 2015

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the "Board") of City National Rochdale Funds (the "Trust") to be used at the special meeting of shareholders of the City National Rochdale Socially Responsible Equity Fund, a series of the Trust (the "Target Fund"), and at any adjournments thereof (the "Special Meeting"), to be held on Monday, December 7, 2015, at 10:30 a.m., Eastern time, at the offices of City National Rochdale, LLC, 570 Lexington Avenue, New York, New York 10022.

At the Special Meeting, shareholders of the Target Fund will be asked:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Target Fund to, and the assumption of all of the liabilities of the Target Fund by, the Baywood SociallyResponsible Fund (the “Acquiring Fund”), a newly-created series of Forum Funds II, in exchange for the Acquiring Fund’s shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions or by mailing a proxy later dated to the Trust.

Shareholders of record at the close of business on the record date established as September 30, 2015 (the "Record Date"), are entitled to notice of, and to vote at, the Special Meeting. The Notice of Special Meeting of Shareholders (the "Notice"), this proxy statement and the enclosed proxy card are being mailed to shareholders on or about November 2, 2015.

PROPOSAL — TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

A.	OVERVIEW

Based on the recommendation of City National Rochdale, LLC (“CNR”), and SKBA Capital Management, LLC (“SKBA”), the investment adviser and sub-adviser of the Target Fund, respectively, at a meeting held on August 27, 2015, the Board of Trustees of City National Rochdale Funds (the "Trust"), including a majority of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the reorganization of the Target Fund into the Acquired Fund, as presented at the meeting (the “Reorganization”). CNR has agreed to sell to SKBA CNR’s assets, rights and benefits that pertain to the management, administration and operation of the Target Fund, as well as copies of all books and records owned by CNR relating to the Fund.

A form of Agreement and Plan of Reorganization (the "Plan of Reorganization"), which sets forth the terms of the Reorganization, is attached to this proxy statement as Appendix A. Under the Plan of Reorganization, the Target Fund, a series of the Trust, will transfer all of its assets to the Acquiring Fund, a newly organized series of Forum Funds II ("Forum"), in exchange for (i) a number of Acquiring Fund shares of each class with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund of the corresponding class outstanding immediately prior to the Closing Date (as defined below) and (ii) assumption of the Target Fund’s liabilities by the Acquiring Fund, followed by a distribution of those shares to Target Fund shareholders so that each Target Fund shareholder would receive shares of each applicable class of the Acquiring Fund equal in value to the Target Fund shares of the corresponding class held by such shareholder on the closing date of the transaction, which is currently set to be on or about December 11, 2015 (the "Closing Date"). The Target Fund will then be liquidated. Shareholders of Institutional Class shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund and shareholders of Class N shares of the Target Fund will receive Investor Class shares of the Acquiring Fund. Forum filed an amendment to its registration statement establishing the Acquiring Fund as a new series with the U.S. Securities and Exchange Commission (the "SEC") on September 16, 2015, which amendment will be effective prior to the Closing Date. The Reorganization will not occur until the amendment to Forum’s registration statement with respect to the Acquiring Fund is effective.

If the Reorganization is approved and implemented, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Acquiring Fund's investment objective and principal investment strategies are identical to those of the Target Fund. In addition, the current sub-adviser to the Target Fund, SKBA, will become the investment adviser to the Acquiring Fund. The investment advisory fee for the Acquiring Fund will be lower than the advisory fee of the Target Fund. In addition, SKBA will agree, for a two-year period following the Closing Date, to waive its fees or reimburse the Acquiring Fund for its expenses to the extent necessary to maintain the net annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of the Acquiring Fund at 0.89% with respect to Institutional Class shares and 1.14% with respect to Investor Class shares (the “Expense Cap”). These are the levels at which CNR, the investment adviser to the Target Fund, is voluntarily capping the expenses of the Target Fund.

There are some differences between the Target Fund and the Acquiring Fund. The Acquiring Fund will employ a different administrator, custodian, transfer agent, and distributor ("Third Party Service Providers") than the Third Party Service Providers utilized by the Target Fund. In addition, none of the members of the Board of Trustees of the Trust will serve on the Board of Trustees of Forum. If approved, the Reorganization is expected to take effect on or about December 11, 2015, although the date may be adjusted in accordance with the Plan of Reorganization. The Reorganization is not expected to result in U.S. federal income tax for the Target Fund or its shareholders.

B.	COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

PRINCIPAL INVESTMENT STRATEGIES

Each Fund attempts to achieve its investment objectives by investing at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of U.S. issuers that meet certain socially responsible criteria. Each Fund may change this investment strategy at any time, with 60 days’ prior notice to shareholders. Up to 50% of each of the Funds’ net assets may consist of securities of mid-capitalization companies. For this purpose, CNR, the investment adviser to the Target Fund, and SKBA, the investment adviser to the Acquiring Fund, each considers a mid-capitalization company to be a company with a market capitalization between $1 billion and $5 billion at the time of investment. In addition to investing in U.S. corporations, each Fund invests in U.S. dollar denominated American Depositary Receipts of foreign corporations (“ADRs”).

In selecting investments for each Fund, SKBA considers social criteria such as an issuer’s community relations, corporate governance, employee diversity, employee relations, environmental impact and sustainability, human rights record, and product safety. Using both quantitative and qualitative data, SKBA also evaluates an issuer’s involvement in specific revenue-generating activities to determine whether the issuer’s involvement was meaningful or simply incidental with respect to that activity.

SKBA applies vigorous valuation screens that identify issuers for further in-depth fundamental analysis for potential inclusion in each Fund. The investment strategy typically emphasizes securities that SKBA believes have one or more of the following characteristics: a price significantly below the intrinsic value of the issuer; below average price to sales and price to cash flow ratios; and sound overall financial condition of the issuer.

SKBA may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security’s purchase, or more attractive investment alternatives are identified.

Each Fund seeks to avoid investing in any issuer that derives more than 5% of its total revenue from tobacco, alcohol, gambling, abortion or weaponry (whether sold to consumers or the military), or that is involved in nuclear power. Because information on an issuer’s involvement in those activities may not be publicly available, it is possible that the Fund’s holdings may include an issuer that does not meet its criteria for socially responsible investing. When SKBA discovers that a holding does not meet its criteria for socially responsible investing, it will divest that holding as soon as reasonably practicable.

PRINCIPAL INVESTMENT RISKS

Market Risk of Equity Securities – By investing in common stocks, each Fund may experience a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, each Fund’s principal market segment may underperform other segments or the market as a whole. The value of an investment in each Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Medium Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks to each Fund than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Foreign Investments (American Depositary Receipts) – Foreign investments tend to be more volatile than domestic securities, and subject each Fund to risks that are not typically associated with domestic securities (e.g., unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Each Fund invests in ADRs which are sponsored by the foreign issuers. ADRs are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investing in foreign securities.

Investment Style – SKBA primarily uses a value style to select investments for each Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of each Fund’s share price.

Sector Concentration – Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. Each Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus may be more susceptible to negative events affecting those sectors.

Management – Each Fund’s performance depends on SKBA’s skill in making appropriate investments. As a result, each Fund may underperform the markets in which it invests or similar funds.

Socially Responsible Investments – Socially responsible investment criteria may limit the number of investment opportunities available to each Fund, and as a result, at times each Fund’s investment returns may be lower than those funds that are not subject to such investment considerations.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

FUNDAMENTAL LIMITATIONS

Each of the Target Fund and the Acquiring Fund (each a “Fund”) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented, or (ii) more than 50% of the outstanding shares of the Fund.

Neither Fund may:

•	Issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

•	Purchase a security, other than government securities, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.
•	Purchase a security, other than government securities, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in any one industry or group of industries, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.
•	Purchase the securities (other than government securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in such securities, except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.
•	Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.
•	Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.
•	Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.
•	Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.
•	Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.
•	Invest more than 5% of the value of a Fund's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)
•	Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the goal of each Fund as set forth in its Prospectus are fundamental policies of the Fund and may not be changed without shareholder approval. Although the fundamental policies permit the Funds to enter into reverse repurchase agreements, the Funds do not currently intend to do so. Up to 1/3 of a Fund's assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES

Each Fund has adopted the following restrictions which are non-fundamental and may be changed by its Board of Trustees without a vote of the Fund’s shareholders.

Neither Fund may:

•	Purchase or acquire securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)
•	Invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.
•	Invest, under normal circumstances, less than 80% of the value of its net assets (plus borrowings for investment purposes) in a particular type of investment that is suggested by the Fund's name. A Fund will notify its shareholders at least 60 days prior to any change in such policy.
•	Borrow money in an amount exceeding 10% of its total assets. A Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.

In addition, the Target Fund may not purchase the stock or bonds of companies identified by the tobacco service of the RiskMetrics Group Social Issues Services. This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If the Target Fund holds any such securities of an issuer which is subsequently identified by RiskMetrics as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice. This non-fundamental policy of the Target Fund will not be adopted by the Acquiring Fund.

Each of the foregoing percentage limitations (except with respect to the limitations on borrowing and investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 15% of the Fund's net assets are invested in illiquid securities because of changes in valuations or net outflows, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity. These limitations are non-fundamental and may be changed with respect to a Fund by its Board of Trustees without a vote of shareholders.

C.	COMPARISON OF FEES AND EXPENSES AND EXAMPLES

The table of Fees and Expenses and the Example show fees and expenses based on the Target Fund’s average net assets for the year ended September 30, 2014. The Reorganization is not expected to result in an increase in shareholder fees and expenses. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Acquiring Fund as compared to the Target Fund.

Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

	Target Fund		Acquiring Fund (Pro Forma)
	Institutional Class	Class N	Institutional Class	Investor Class
Management Fees	0.75%	0.75%	0.70%	0.70%
Distribution (12b-1) Fee	None	0.25%	None	0.25%
Other Expenses
Shareholder Servicing Fee	None	0.25%	None	0.10%
Other Fund Expenses	0.21%	0.21%	0.16%	0.27%
Total Other Expenses	0.21%	0.46%	0.16%	0.37%
Total Annual Fund Operating Expenses	0.96%	1.46%	0.86%	1.32%
Fee Waiver and/or Expense Reimbursement(1)	—	(0.25%)	(0.01%)	(0.18%)
Net Annual Fund Operating Expenses	0.96%	1.21%	0.85%	1.14%

(1)	CNR has contractually agreed to waive the shareholder servicing fees for the Target Fund’s Class N shares until January 31, 2016. Prior to that date, this arrangement may be terminated without penalty by the Target Fund’s Board of Trustees upon 60 days’ written notice to CNR, and it will terminate automatically upon the termination of the shareholder services agreement between CNR and the Target Fund. Any shareholder servicing fees waived by CNR pursuant to this arrangement will not be eligible for reimbursement by the Target Fund to CNR.

SKBA has contractually agreed to waive its fee and/or reimburse Acquiring Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares to 1.14% and Institutional Shares to 0.89%, through December 31, 2017 (the “Expense Cap”). SKBA may be reimbursed by the Acquiring Fund for fees waived and expenses reimbursed by SKBA pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Acquiring Fund’s Board, and (3) does not cause the Net Annual Fund Operating Expenses of a class to exceed the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Acquiring Fund’s Board of Trustees. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

EXAMPLE

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		1 Year	3 Years	5 Years	10 Years
Target Fund	Institutional Class	$98	$306	$531	$1,178
	Class N	$123	$437	$774	$1,725
Acquiring Fund (pro forma)	Institutional Class	$89	$278	$482	$1,073
	Investor Class	$122	$381	$724	$1,692

D.	PERFORMANCE INFORMATION

The following chart and table show the past performance of the Target Fund and provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for one year, five years and since inception compare with those of a broad measure of market performance, as well as an index that reflects the market sectors in which the Target Fund invests. The Acquiring Fund has not yet commenced operations and has no performance history. However, if the Reorganization is approved by shareholders, the Acquiring Fund will acquire all of the assets and liabilities of the Target Fund and will adopt the financial statements and performance history of the Target Fund.

Year to Date Total Returns as of December 31, 2014

40%
20%
0%
-20%
-40%
4.54%
15.48%
-0.01%
-34.59%
23.07%
13.96%
-1.55%
11.98%
30.68%
6.28%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

During the period of time shown in the bar chart, the Target Fund’s highest quarterly return was 18.47% for the quarter ended June 30, 2009, and the lowest quarterly return was -25.79% for the quarter ended December 31, 2008.

The following table compares the Target Fund's average annual total return as of December 31, 2014, to the MSCI KLD 400 Social Index, the Target Fund's primary benchmark, and the Russell 1000® Value Index.

Average Annual Total Returns (for the periods ended December 31, 2014)	One Year	Five Years	Since Inception(1)
Institutional Class
Return Before Taxes	6.28%	11.78%	5.43%
Return After Taxes on Distributions	5.22%	10.53%	4.60%
Return After Taxes on Distributions and Sale of Fund Shares	4.37%	9.34%	4.32%
Class N
Return Before Taxes	6.03%	11.52%	5.18%
MSCI KLD 400 Social Index (net) (Reflects no deduction for fees, expenses or taxes)	12.72%	14.71%	7.49%
Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	13.45%	15.42%	7.30%

(1)	Performance for “Since Inception” for all classes is shown for periods beginning January 3, 2005, which is the date the predecessor to the Target Fund (the “Predecessor Fund”) commenced operations. On September 30, 2005, the Predecessor Fund reorganized into the Target Fund. The performance results for Institutional Class shares of the Target Fund before September 30, 2005, reflect the performance of the Predecessor Fund’s Class I shares. Class A shares of the Predecessor Fund, the predecessor to the Class N shares of the Fund, commenced operations on August 12, 2005.

The performance results for Class N shares of the Target Fund for the period of August 12, 2005, to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A shares. The performance results for Class N shares of the Target Fund for the period of January 3, 2005, to August 12, 2005, reflect the performance of the Predecessor Fund’s Class I shares. The performance of the Predecessor Fund’s Class I shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Target Fund’s Class N shares. If it had, the performance of the Target Fund’s Class N shares would have been lower than that shown.

The measurement period used in computing the returns of the indices shown for the “Since Inception” period begins on December 31, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

E.	COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Target Fund, including telephone purchases and redemptions. Shares of the Acquiring Fund may be purchased and redeemed at the net asset value per share (“NAV”) as next determined following receipt of a purchase and redemption order, provided the order is received in proper form. Payment of redemption proceeds generally will be made the next business day after processing by the Acquiring Fund's transfer agent after receipt of a redemption request in proper form.

Minimum Initial and Subsequent Investment Amounts

You can open an account and add to your account in either Fund by mailing a check or by wiring money into your account. You may also perform transactions by using the Internet. The Acquiring Fund will offer different account minimums from the Target Fund. The initial minimum and subsequent investments for each Fund and account type are summarized below:

	Acquiring Fund Investor Shares		Acquiring Fund Institutional Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,500	$100	$100,000	None
Retirement Accounts	$1,000	$250	$100,000	None

	Target Fund Class N Shares		Target Fund Institutional Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$1,000	None	$1,000,000	None
Retirement Accounts	$1,000	None	$1,000,000	None

Institutional Class shares of each Fund are available only to institutional investors that meet the minimum initial investment requirement and certain tax-deferred retirement plans. The Class N shares of the Target Fund and Investor Shares of the Acquiring Fund are available to individual investors (and in the case of Class N Shares of the Target Fund, to partnerships, corporations and other accounts) and certain tax-deferred retirement plans. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice. Each Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

Redemptions

The shares of each Fund are redeemable. You may redeem some or all of your shares on any day the NYSE is open for regular session trading. Each Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, each Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

Dividends and Distributions

The Acquiring Fund will have the same dividend and distribution policy as the Target Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Target Fund will continue to have dividends and capital gains reinvested in the Acquiring Fund following the Reorganization.

Fiscal Year

The Target Fund currently operates on a fiscal year ending September 30. Following the Reorganization, the Acquiring Fund will assume the financial history of the Target Fund and continue to operate on a fiscal year ending November 30 of each year.

Business Structure

Each of the Trust and Forum is organized as a Delaware statutory trust. The differences between governing documents of the Trust and Forum will not significantly affect the operations of the Target Fund or the Acquiring Fund or change the responsibilities, powers or the fiduciary duty owed to shareholders by a trust’s board of trustees and officers.

The Trust and Forum are operated by their respective Boards of Trustees and officers appointed by each Board. The composition of the Boards of Trustees and the officers for the Trust and Forum differ. Further information about and a comparison of the current structure of the Trust and Forum are contained in Appendix B and in their respective governing documents.

F.	COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which Forum intends to value the securities of the Acquiring Fund are very similar to the procedures used by the Trust to value the securities of the Target Fund. In all cases in which a price is not readily available, both Forum and the Trust turn to their fair value procedures for guidance. Applying Forum's valuation policies after the Reorganization to the Acquiring Fund will not result in material differences in the Acquiring Fund's NAVs compared to applying the Trust's valuation policies to the Target Fund prior to the Reorganization.

G.	MANAGEMENT

The Adviser and Sub-Adviser

CNR, located at City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210, is the Target Fund’s investment adviser and will not continue to serve as the investment adviser to the Acquiring Fund if the Reorganization is approved by the shareholders of the Target Fund. CNR is a wholly-owned subsidiary of City National Bank (“CNB”) with approximately $26 billion in assets under management as of December 31, 2014. CNB, a federally chartered commercial bank founded in the early 1950s, is itself a wholly-owned subsidiary of City National Corporation (“CNC”), a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2014, CNB and its affiliates had approximately $60.8 billion in assets under administration, which includes approximately $48.1 billion in assets under management. On January 22, 2015, City National Corporation announced that it had entered into a definitive agreement by which Royal Bank of Canada will acquire all outstanding shares of City National Corporation. The transaction is expected to close before the end of 2015 subject to customary closing conditions.

CNR or its predecessor has provided investment advisory services to the Target Fund since the Target Fund’s inception on January 3, 2005. Under its advisory agreement with the Target Fund, CNR receives an advisory fee equal to 0.75% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2014, CNR waived or reimbursed a portion of its management fee for the Target Fund such that CNR received a fee of 0.68% of the Target Fund’s average daily net assets. CNR pays SKBA a sub-advisory fee with respect to the Target Fund out of CNR’s advisory fees.

CNR has contractually agreed to limit its fees or reimburse the Target Fund for expenses to the extent necessary to keep the Fund’s net annual fund operating expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through January 31, 2016, at or below 1.25% for Institutional Class shares and 1.50% for Class N shares. Prior to that date, this arrangement may be terminated without penalty by the Target Fund’s Board of Trustees upon 60 days’ written notice to CNR, and it will terminate automatically upon the termination of the investment management agreement between CNR and the Target Fund. In addition, CNR has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep the Target Fund’s total annual fund operating expenses (with the same exclusions applicable to the contractual expense cap) at or below 0.89% for Institutional Class shares and 1.14% for Class N shares. Any fee reductions or reimbursements pursuant to the contractual or voluntary expense caps may be repaid to CNR within three years after they occur if the Fund’s Board of Trustees approves the repayment. To the extent the Target Fund incurs any expenses excluded from the expense limitations, the Target Fund’s total annual fund operating expenses will increase.

SKBA is the sub-adviser to the Target Fund and will become the investment adviser to the Acquiring Fund if the Reorganization is approved. SKBA is a majority employee owned firm. Effective May 16, 2011, SKBA employee shareholders became majority owners of SKBA, and Convergent Capital Management LLC, a wholly-owned subsidiary of CNC which previously was a majority owner of SKBA, holds a minority ownership interest in SKBA.

The advisory fee for the Acquiring Fund is 0.70%. SKBA plans to contractually waive a portion or all of its management fees and pay the Acquiring Fund expenses to ensure that the net annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of the Acquiring Fund do not exceed 1.14% of the Acquiring Fund’s average daily net assets with respect to Investor Class Shares and 0.89% of the Acquiring Fund’s average daily net assets with respect to Institutional Class Shares at least through December 31, 2017. This is the same level as the expense cap that is currently in place with respect to the Target Fund, including the effect of CNR’s voluntary fee waivers. Any waiver of management fees or payment of Acquiring Fund expenses made by SKBA may be recouped in subsequent fiscal years if SKBA so requests. This recoupment may be requested if the aggregate amount actually paid by the Acquiring Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap. SKBA is permitted to recoup waived management fees and expense payments made in the prior three fiscal years from the date the management fees were waived and Acquiring Fund expenses were paid. The Acquiring Fund must pay current ordinary operating expenses before SKBA is entitled to any recoupment of management fees and/or expenses. SKBA is not entitled to recoup any fees or expenses waived for the benefit of the Target Fund after it is reorganized into the Acquiring Fund.

Other Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Target Fund's transfer agent. U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is the custodian for the portfolio securities, cash and other assets of the Target Fund. Beginning with the fiscal year ended September 30, 2015, BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, will serve as the Target Fund's independent registered public accounting firm and will audit the financial statements and the financial highlights of the Target Fund. SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the Target Fund's distributor. SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the Target Fund’s administrator and fund accountant.

Atlantic Fund Services, Three Canal Plaza, Portland, Maine 04101, will serve as the Acquiring Fund's administrator, transfer agent, fund accountant and dividend disbursing agent. Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104, will serve as the custodian for the portfolio securities, cash and other assets of the Acquiring Fund. BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, will serve as the Acquiring Fund's independent registered public accounting firm and will audit the financial statements and the financial highlights of the Acquiring Fund. Foreside Fund Services, LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, Maine 04101, will serve as the Acquiring Fund's distributor.

H.	CAPITALIZATION

The following table sets forth as of September 17, 2015: (1) the unaudited capitalization of the Target Fund, and (2) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Target Fund and changes in NAV.

	Target Fund	Pro Forma Acquiring Fund
Net Assets
Institutional Class	$246,600,788	$246,600,788
Class N*	$24,139,629	$24,139,629

Shares Outstanding
Institutional Class	23,124,569	23,124,569
Class N*	2,270,062	2,270,062

NAV
Institutional Class	$10.6640	$10.6640
Class N*	$10.6339	$10.6339

*	Class N shares of the Target Fund will be exchanged for Investor Class shares of the Acquiring Fund.

I.	SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

General Plan of Reorganization

The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided the Reorganization is approved by shareholders. First, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and an assumption by the Acquiring Fund of all liabilities of the Target Fund. Immediately thereafter, the Target Fund will liquidate and distribute the shares received from the Acquiring Fund to its shareholders in exchange for their shares of the Target Fund. This will be accomplished by opening an account on the books of the Acquiring Fund in the name of each shareholder of record of the Target Fund and by crediting to each such account the shares due to the shareholder in the Reorganization. Every shareholder will own the same number of shares of the corresponding class of the Acquiring Fund as the number of Target Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 Class N shares of the Target Fund immediately prior to the Closing Date, those shares would be canceled and you would receive 100 Investor Class shares of the Acquiring Fund. Shareholders owning Institutional Class shares of the Target Fund would receive Institutional Class shares of the Acquiring Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Other Provisions

The Reorganization is subject to a number of conditions set forth in the Plan of Reorganization. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and Forum. The significant conditions, neither of which is waivable, include: (a) the receipt by the Trust and Forum of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Plan of Reorganization by shareholders of the Target Fund. The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Target Fund, by the Board of Trustees of the Trust or the Board of Trustees of Forum. In addition, the Plan of Reorganization may be amended upon mutual agreement. However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the shareholders' meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the Target Fund.

J.	REASONS FOR THE REORGANIZATION

Based on the recommendation of CNR and SKBA at a meeting held on August 27, 2015, the Board of Trustees of the Trust, including a majority of the Independent Trustees, considered and approved the Reorganization, as presented at the meeting. At its meeting, the Board received and evaluated materials regarding Forum and the Acquiring Fund, including the expense structure of the Acquiring Fund and the effect of the Reorganization on Target Fund shareholders. The Independent Trustees were assisted in their consideration of the Reorganization by their independent legal counsel. Based on the recommendation of CNR and SKBA, the Board’s evaluation of the relevant information prepared by CNR, Atlantic, SKBA and Foreside, and in light of its fiduciary duties under federal and state law, the Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Target Fund and its shareholders.

In considering the Reorganization, the Board noted that after the closure of another series of the Trust (which took place in September 2015), the Target Fund will be the last open series of a fund family sponsored by the American Hospital Association that reorganized into the Trust in 2005; the Target Fund’s investor base is largely made up of religious hospital retirement plans the investment mandates of which include investing in socially responsible companies; and because the Trust has not historically focused on this market segment, the asset growth of the Target Fund has been primarily a result of inflows primarily from these retirement plans and promotional efforts of SKBA. The Board considered CNR’s and SKBA’s recommendation that the Target Fund be reorganized out of the Trust into Forum, with SKBA assuming the role of investment adviser to the Fund, and noted CNR’s and SKBA’s belief that this change would be beneficial to the Target Fund’s shareholders in part because the Fund’s investment strategy and the management of the Fund would be a core focus of SKBA’s fund team, rather than one of multiple fund product offerings.

The Board also considered the following additional matters, among others, in approving the Reorganization:

•	SKBA would continue to manage the fund as investment adviser to the Acquiring Fund and the existing investment team would continue to be responsible for the day-to-day management of the Acquiring Fund;
•	the investment objectives, policies and restrictions of the Target Fund are materially the same as those of the Acquiring Fund;
•	the advisory fee for the Acquiring Fund would be five basis points lower than the advisory fee for the Target Fund;
•	the net annual fund operating expenses of each class of the Acquiring Fund are expected to be the same as or lower than those of the corresponding class of the Target Fund for at least two years following the Reorganization;

•	the Reorganization will be structured so that shareholders likely would not experience any tax consequences as a result;
•	shareholders who do not wish to become shareholders of the Acquiring Fund may redeem their shares before the Reorganization;
•	a liquidation of the Target Fund would be a taxable event, forcing shareholders to recognize a gain or loss on their investment for tax purposes;
•	the cost of the Reorganization will not be borne by the Target Fund or its shareholders;
•	the Reorganization will not result in the dilution of the value of the outstanding shares of the Target Fund; and
•	the Reorganization would be submitted to the shareholder of the Target Fund for approval.

The Board also considered that the proposed Reorganization might provide certain benefits to SKBA,  including providing SKBA with a better opportunity to retain its assets under management than a liquidation of the Target Fund. In addition, to the extent the fees and expenses of the Acquiring Fund are less than those of the Target Fund, SKBA’s required level of waiver/reimbursement to the Acquiring Fund necessary to maintain the Expense Cap will decrease.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of the Target Fund, including the Independent Trustees, approved the Reorganization and has recommended that the Plan of Reorganization be submitted to shareholders of the Target Fund for their approval. In approving the Reorganization, the Board determined that the proposed Reorganization would be in the best interests of each of the Target Fund and its shareholders, and that shareholder interests would not be diluted as a result of the Reorganization.

The Board now submits to shareholders of the Target Fund a proposal to approve the Reorganization. If shareholders approve the Proposal, the Reorganization is expected to take effect on or about 4:00 p.m. Eastern Time on the Closing Date, although that date may be adjusted in accordance with the Plan of Reorganization. Following the Reorganization, the Target Fund will be dissolved. If shareholders of the Target Fund fail to approve the Reorganization, the Target Fund will not be reorganized into the Acquiring Fund and the Board Trust will consider what steps to take, including liquidating the Target Fund.

K.	FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (the “IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account or qualified retirement plan.

The Target Fund has qualified since its inception, and the Acquiring Fund intends to qualify each year, for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code.

The Reorganization is intended to be a “reorganization” described in Section 368(a)(1)(F) of the Code. The principal federal income tax consequences that are expected to result from the Reorganization of the Target Fund into the Acquiring Fund are generally as follows:

•	pursuant to Sections 361(a), 361(c)(1) and 354(a) of the Code, no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization;
•	pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization;
•	pursuant to Section 362(b) of the Code, the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the exchange;
•	pursuant to Section 1223(2) of the Code, the holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund;
•	pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund;
•	pursuant to Section 1223(1) of the Code, the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund as part of the Reorganization will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the closing); and
•	the taxable year of the Target Fund will not end on the Closing Date.

Neither the Target Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. As a condition to closing, Stradley, Ronon, Stevens & Young, LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Stradley, Ronon, Stevens & Young, LLP will rely in rendering its opinion.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a “reorganization” under the Code, and thus was a taxable transaction, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received and would have a holding period for its Acquiring Fund shares commencing with the Reorganization.

The ability of the Acquiring Fund to carry forward capital losses (if any) of the Target Fund and use such losses to offset future gains generally will not be limited as a direct result of the Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

L.	CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

Following the Reorganization, the operations of the Acquiring Fund will be overseen by Forum's Board of Trustees (the "Forum Board"). The business of Forum is managed under the direction of the Forum Board in accordance with Forum's governing documents. The Forum Board consists of five individuals, three of whom are Independent Trustees. The Trust's Board of Trustees consists of seven Trustees, six of whom are Independent Trustees. Pursuant to the governing documents of Forum, the Forum Board is responsible for the overall management of Forum, including general supervision and review of the investment activities of the Acquiring Fund. The Forum Board, in turn, elects the officers of Forum (i.e., President, Secretary, Treasurer, Chief Compliance Officer and Principal Financial Officer), who are responsible for administering the day-to-day operations of Forum and its separate series. The Forum Board also retains the power to conduct, operate and carry on the business of Forum and has the power to incur and pay any expenses, which, in the opinion of the Forum Board, are necessary or incidental to carry out any of Forum's purposes. The Board of Trustees of the Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the Trust. The Trustees, officers, employees and agents of Forum, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust offers the same limitation of liability to its Trustees, officers, employees and agents.

Set forth below is certain information provided by Forum regarding its Trustees and executive officers.

OFFICERS OF FORUM FUNDS II

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience, since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	36	Trustee, Forum Funds; Trustee, Forum ETF Trust
Mark D. Moyer Born: 1959	Trustee; Chairman, Audit Committee	Since 2013	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff David Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University 2009-2012.	9	Trustee, Forum ETF Trust; Trustee, Outlook Funds Trust
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	9	Trustee, Forum ETF Trust
Interested Trustee
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008	8	None
John Y. Keffer Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	36	Trustee, Forum Funds, Forum ETF Trust and ALTMFX Trust; Director, Wintergreen Fund, Inc.

OFFICERS OF FORUM FUNDS II

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.

Trustee Compensation

Each Independent Trustee of Forum receives an annual fee of $16,000 for service to Forum. The Chairman of the Board is paid an additional annual fee of $5,000. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the trustees.

M.	ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Investment Adviser

[Since the beginning of the most recently completed fiscal year, no Trustee of the Trust has made any purchases or sales of securities of SKBA, CNR or any of their affiliates.]

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of shares. Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines. The Funds do not execute portfolio transactions through affiliated brokers.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of that date, 23,418,941.495 shares of the Institutional Class of the Target Fund and 2,269,038.993 shares of Class N of the Target Fund were outstanding. Any person who owns of record or beneficially 5% or more of the outstanding shares of the Target Fund is deemed to be an "affiliated person" of the Target Fund. A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Target Fund.

As of September 15, 2015, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of the Target Fund. As of September 15, 2015, the following shareholders were considered to be either a control person or an affiliated person of the Target Fund:

Account Names holding more than 25% of Outstanding Shares of Target Fund

Shareholder	Percentage of Total Outstanding Shares of Target Fund
National Financial Services, LLC Jersey City, NJ 07310-2010	87.09%

Account Names holding more than 5% of Outstanding Shares Per Class

Shareholder	Percentage of Total Outstanding Shares of Target Fund
Institutional Class
National Financial Services, LLC Jersey City, NJ	94.76%

Class N
Charles Schwab & Co. Inc San Francisco, CA 94104-4151	88.46%

National Financial Services LLC Jersey City, NJ	9.21%

N.	OTHER BUSINESS

The Board of Trustees of the Trust knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

O.	SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the City National Rochdale Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

P.	NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of City National Rochdale Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports to Shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Q.	SOLICITATION OF SHAREHOLDER VOTE

If you wish to participate in the Special Meeting you may submit the Proxy Card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, by Internet, by mail or in person. At any time before the Special Meeting, you may change your vote even if a proxy has already been returned by written notice to the Target Fund, by submitting a subsequent proxy by mail or by voting in person at the Special Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact City National Rochdale Socially Responsible Equity Fund at 1(888) 889-0799.

CNR and SKBA expect that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Broadridge Financial Solutions, Inc. Broadridge Financial Solutions, Inc. is expected to receive approximately $15,000 from CNR and SKBA for the solicitation of proxies. CNR and SKBA will pay the expenses of the preparation, printing and mailing of the proxy materials and the legal fees.

All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting, and any adjournment thereof, according to the instructions on the proxy card. If no specification is made on a proxy card, shares will be voted FOR the proposal.

R.	QUORUM AND REQUIRED VOTE FOR THE TARGET FUND

Only Target Fund shareholders of record on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. The presence in person or by proxy of one third of the outstanding shares of the Target Fund entitled to vote will constitute a quorum for the Meeting. When a quorum is present, approval of each proposal will require the affirmative vote of the lesser of (1) 67% or more of the shares of the Target Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the Target Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Target Fund’s outstanding shares. If a quorum is not present, sufficient votes are not received by the date of the Special Meeting, or the holders of shares present in person or by proxy determine to adjourn the Special Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. Approval of the proposal will occur only if a sufficient number of votes at the Special Meeting are cast FOR the proposal.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Target Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Target Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to City National Rochdale Socially Responsible Equity Fund, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1 (888) 889-0799. The Target Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Target Fund’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also direct requests as indicated.

The Closing Date for the Reorganization is set to be on or about December 11, 2015, pending shareholder approval.

For a free copy of the Target Fund's latest annual and/or semiannual reports, call 1 (888) 889-0799, visit the SEC's website at www.sec.gov, or write to City National Rochdale Socially Responsible Equity Fund, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [_______th] day of [_________] 2015, by and between City National Rochdale Funds ("City National"), a Delaware statutory trust, with its principal place of business at 400 North Roxbury Drive, Beverly Hills, California 90210, with respect to the City National Rochdale Socially Responsible Equity Fund, a separate series of City National (the "Target Fund"), and Forum Funds II ("Forum"), a Delaware statutory trust, with its principal place of business at Three Canal Plaza, Portland, Maine 04101, with respect to the Baywood SociallyResponsible Fund, a separate series of Forum (the "Acquiring Fund" and, collectively with the Target Fund, the "Funds") and, solely with respect to Article IX, City National Rochdale, LLC, the investment adviser to the Target Fund (the “Adviser”), with a principal place of business at 400 North Roxbury Drive, Beverly Hills, California 90210, and SKBA Capital Management, LLC, the sub-adviser to the Target Fund (the “Sub-Adviser”), with a principal place of business at 44 Montgomery Street, Suite 3500, San Francisco, California 94104.

This Agreement is intended to be, and is adopted as, a “plan of reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (i) the transfer of all of the property, assets, and goodwill of the Target Fund in exchange for (A) shares of beneficial interest, no par value per share, of the Acquiring Fund ("Acquiring Fund Shares") of each class corresponding to an outstanding class of the Target Fund, as set forth on Schedule A attached hereto, and (B) the assumption by the Acquiring Fund of all liabilities of the Target Fund; and (ii) the distribution, after the Closing Date hereinafter referred to, of Acquiring Fund Shares of each applicable class to the shareholders of the corresponding class of the Target Fund and the liquidation of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (collectively, the "Reorganization"). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of City National or Forum or the assets of any other series of City National or Forum be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Acquiring Fund and the Target Fund are separate series of Forum and City National, respectively, and Forum and City National are open-end, registered management investment companies, and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Target Fund currently offers two classes of shares, designated Institutional Class shares and Class N shares (“Institutional Class Target Fund Shares” and “Class N Target Fund Shares,” respectively, and collectively, “Target Fund Shares”); the Acquiring Fund will have two classes of shares, which will be designated Institutional Class shares and Investor Class shares (“Institutional Class Acquiring Fund Shares” and “Investor Class Acquiring Fund Shares,” respectively); and the Institutional Class Target Fund Shares have substantially similar characteristics to the Institutional Class Acquiring Fund Shares, and the Class N Target Fund Shares have substantially similar characteristics to the Investor Class Acquiring Fund Shares; and

WHEREAS, the Trustees of City National have determined that the Reorganization, with respect to the Target Fund, is in the best interests of the Target Fund's shareholders and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

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NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE TARGET FUND'S LIABILITIES AND TERMINATION
 OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to sell, assign, convey, transfer and deliver all of its assets and liabilities, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Target Fund (i) a number of full and fractional Institutional Class Acquiring Fund Shares equal to the number of full and fractional Institutional Class Target Fund Shares then outstanding, and (ii) a number of full and fractional Investor Class Acquiring Fund Shares equal to the number of full and fractional Class N Target Fund Shares then outstanding; and (b) to assume the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (the "Closing Date"). The aggregate net asset value of each class of Acquiring Fund Shares delivered pursuant to this paragraph will equal the aggregate net asset value of the corresponding class of Target Fund Shares, each as determined on the Valuation Date using the valuation procedures set forth below.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Target Fund on the Closing Date, and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. For the sake of clarity, assets to be acquired include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever), of the Target Fund against any party with whom the Target Fund has contracted for any actions or omissions up to the Closing Date.

The Target Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Target Fund's assets as of the date of such statements. The Target Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Target Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all Liabilities of the Target Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization expenses borne by the Adviser and the Sub-Adviser pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements.

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1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is practicable (the "Liquidation Date"): (a) the Target Fund will make a liquidating distribution, pro rata to its shareholders of record (the "Target Fund Shareholders") of each outstanding class of Target Fund Shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares of the corresponding class received by the Target Fund pursuant to paragraph 1.1; and (b) the Target Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, and represent the respective pro rata number of Acquiring Fund Shares of the applicable classes due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Target Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Target Fund before the Effective Time (as defined in paragraph 3.1) with respect to Target Fund shares that are held of record by the Target Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Target Fund, in an amount equal in value to the net asset value of the Target Fund's shares, to be distributed to shareholders of the Target Fund.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Target Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in City National's Agreement and Declaration of Trust and the Target Fund's then current Prospectus and Statement of Additional Information.

2.2 VALUATION OF SHARES. The net asset value per share of Institutional Class Acquiring Fund Shares and Investor Class Acquiring Fund Shares to be issued to the Target Fund hereunder shall be equal to the net asset value per share of Institutional Class Target Fund Shares and Class N Target Fund Shares, respectively, computed as of the close of normal trading on the NYSE on the Valuation Date.

2.3 DETERMINATION OF VALUE. All computations of value shall be made by SEI Investments Global Funds Services, the Target Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Target Fund, and confirmed by Atlantic Fund Services, LLC, the Acquiring Fund’s accounting agent.

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ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the "Closing") will be on or about December 11, 2015, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of the close of business (the "Effective Time") at the offices of Atlantic Fund Services, Three Canal Plaza, Portland, Maine 04101 or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN'S CERTIFICATE. The portfolio securities of the Target Fund shall be made available by the Target Fund to the Acquiring Fund's custodian, for examination no later than five business days preceding the Closing Date. U.S. Bank National Association, as custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Target Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. The Target Fund shall cause U.S. Bancorp Fund Services, LLC (“US Bank”), as transfer agent for the Target Fund as of the Closing Date, to deliver at the Closing to the Secretary of Forum a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Atlantic Fund Services, its transfer agent, to issue and deliver to the Secretary of City National a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

 REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. City National and the Target Fund represent and warrant to Forum and the Acquiring Fund as follows:

(a)   The Target Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)   The Target Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust's registration with the U.S. Securities and Exchange Commission (the "SEC") as an investment company under the Investment Company Act of 1940 (the "1940 Act") is in full force and effect.

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(c)   The current Prospectus and Statement of Additional Information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)   The Target Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of City National's Agreement and Declaration of Trust and its Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)   The Target Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Target Fund.

(f)   Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Target Fund's business or its ability to consummate the transactions contemplated herein.

(g)   The financial statements of the Target Fund for the fiscal year ended September 30, 2014, and for the semi-annual period ended March 31, 2015, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of September 30, 2014, and March 31, 2015, respectively, in all material respects as of that date, and there are no known contingent liabilities of the Target Fund as of that date not disclosed in such statements.

(h)   Since March 31, 2015, there have been no material adverse changes in the Target Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(i)   City National has duly and timely filed, on behalf of the Target Fund, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to have been filed by the Target Fund on or before the Closing. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state or will accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. On behalf of the Target Fund, City National has paid or made provision and properly accounted for all Taxes due or properly shown to be due on such returns and reports. To the knowledge of City National, no return filed by it, on behalf of the Target Fund, is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of City National, there are no actual deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes payable by the Target Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Target Fund.

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(j)   All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund's transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Target Fund shares, and has no outstanding securities convertible into any of the Target Fund shares.

(k)   At the Closing Date, the Target Fund will have good and valid title to the Target Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)   The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by the Target Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(m)   The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)   From the mailing of the Proxy Statement (as defined in paragraph 5.6), through the time of the meeting of the Target Fund's Shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Statement (as defined in paragraph 5.6), the Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)   City National has elected to treat the Target Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code. The Target Fund is a fund that is treated as a separate corporation under Section 851(g) of the Code.  The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Target Fund has qualified as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Target Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to be qualified as a RIC as of the Closing. The Target Fund has not at any time since its inception been liable for any material income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been paid. The Target Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

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(p)   The Target Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund's Prospectus, except as previously disclosed in writing to the Target Fund.

(q)   The Acquiring Fund Shares to be issued to the Target Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund's shareholders as provided in paragraph 1.4.

(r)   No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by City National, for itself and on behalf of the Target Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Target Fund as described in paragraph 5.2.

(s)   The books and records of the Target Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(t)   The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(u)   The Target Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(v)   The Target Fund has not received written notification from any taxing authority that asserts a position contrary to any of the above representations set forth in paragraphs (i), (o), (s), (t) and (u) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. Forum and the Acquiring Fund represent and warrant to City National and the Target Fund as follows:

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(a)   The Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)   The Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust's registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)   The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)   The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Trust Instrument of Forum, as adopted August 1, 2012, and amended on September 19, 2013 (the “Trust Instrument”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)   Except as otherwise disclosed in writing to the Target Fund and accepted by the Target Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)   There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund.

(g)   All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)   The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(i)   The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

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(j)   From the mailing of the Proxy Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by Forum with respect to the Acquiring Fund for use in the Proxy Statement (as defined in paragraph 5.6), the Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)   The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l)   No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by Forum, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Forum, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)   From and after the Closing, Forum expects to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code and expects that the Acquiring Fund will qualify for treatment as a RIC. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n)   The Acquiring Fund is, and will be at the time of Closing, a newly created series, without assets (other than seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3 REPRESENTATIONS OF FORUM. Forum represents and warrants that Forum has filed an initial registration statement for open-end management investment companies on Form N-1A ("Registration Statement") for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Target Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions in the case of the Target Fund.

5.2 APPROVAL OF SHAREHOLDERS. City National will call a special meeting of the Target Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund's shares.

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5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by BBD, LLP and certified by City National's Treasurer.

5.6 PREPARATION OF PROXY STATEMENT. Forum will prepare and City National will file with the SEC a proxy statement on Schedule 14A (the "Proxy Statement") under the 1934 Act, relating to the transaction contemplated by this Agreement, subject to approval of City National's Board. The Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Target Fund will provide the Acquiring Fund with the materials and information necessary to prepare the Proxy Statement in connection with the meeting of the Target Fund's shareholders to consider the approval of this Agreement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund's assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Target Fund and the Target Fund's current, and former Trustees and officers (collectively, "Indemnified Persons") from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Target Fund (solely out of the Target Fund's assets and property, including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. City National covenants that by the time of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, City National will provide Forum with the following:

(a) A certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of City National on behalf of the Target Fund, stating the Target Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Target Fund in all securities or investments transferred to the Acquiring Fund.

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(b) A copy of any Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation § 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8ECI, W-8IMY), notices or records on file with the Target Fund with respect to each shareholder; and such information as Forum may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Target Fund Shareholders (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

5.10 The Acquiring Fund and the Target Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund's name by Forum's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2 The Target Fund shall have received on the Closing Date:

(a)   an opinion from Stradley Ronon Stevens & Young, LLP, counsel to Forum, dated as of such Closing Date, in a form reasonably satisfactory to the Target Fund, that this Agreement has been duly authorized, executed, and delivered by Forum on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Target Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

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(b)        a certificate from the President of Forum, dated as of the Closing Date, addressing the following points:

(i)	Forum is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of Forum, and the Acquiring Fund is a separate series of Forum constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Trust Instrument of Forum.

(ii)	Forum is registered as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)	Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Target Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)	The Proxy Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(v)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of Forum's Trust Instrument.

(vi)	To the knowledge of the President, except as has been disclosed in writing to City National, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Forum or the Acquiring Fund or any of their properties or assets or any person who Forum or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither of Forum nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.3 The Registration Statement filed by Forum with the SEC to register the offer of the sale of the Acquiring Fund Shares has been declared effective by the Commission.

6.4 Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Target Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement or Registration Statement.

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ARTICLE VII

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Target Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Target Fund's name by City National's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquiring Fund shall have received on the Closing Date:

(a)        an opinion from Morgan, Lewis & Bockius LLP, counsel to City National, dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Fund, that the Agreement has been duly authorized, executed and delivered by City National on behalf of the Target Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

(b)        A certification from the President of the City National, dated as of the Closing Date, addressing the following points:

(i)	City National is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of City National, and the Target Fund is a separate series of City National constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and the Bylaws of City National;

(ii)	The Target Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Target Fund will have transferred such assets to its Acquiring Fund;

(iii)	The execution and delivery of the Agreement did not, and the performance by City National and the Target Fund of their obligations under the Agreement will not, violate the Agreement and Declaration of Trust or the Bylaws of City National;

(iv)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by City National and the Target Fund of the transactions contemplated by the Agreement, except such as have been obtained;

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(v)	There are no legal or governmental proceedings relating to City National or the Target Fund existing on or before the date of mailing of the Proxy Statement or the Closing Date required to be described in the Proxy Statement which are not described as required;

(vi)	City National is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect; and

(vii)	To the knowledge of the President, except as has been disclosed in writing to Forum, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to City National or any Target Fund or any of their properties or assets or any person who City National or any Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither City National nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.3 The Target Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of City National on behalf of the Target Fund, stating the Target Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Target Fund in all securities or investments transferred to the Acquiring Fund; (b) the Target Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Target Fund, as described in paragraph 5.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
 ACQUIRING FUND AND TARGET FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring Fund the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Target Fund in accordance with Delaware law and the provisions of City National's Agreement and Declaration of Trust and its Bylaws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

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8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received a favorable opinion of Stradley Ronon Stevens & Young, LLP dated as of the Closing Date and addressed to the Acquiring Fund and Target Fund, in a form reasonably satisfactory to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes with respect to the Target Fund:

(a)   The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization described in Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)   Pursuant to Section 361(a) and Section 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

(c)   Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

(d)   Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation;

(e)   Pursuant to Section 362(b) of the Code, the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer;

(f)   Pursuant to Section 1223(2) of the Code, the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund;

(g)   Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled).

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(h)   Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor;

(i)   Pursuant to Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include the holding period of Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange; and

(j)   The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

Such opinion shall be based on customary assumptions and such representations as Stradley Ronon Stevens & Young, LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. No opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting regardless of whether such transfer would otherwise be a non-taxable transaction under the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, the Adviser (or any affiliate thereof) and the Sub-Adviser (or any affiliate thereof), shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including reasonable fees for this transaction of the Target Fund's counsel and counsel of the Target Fund's Independent Trustees; (f) solicitation costs of the transactions; and (g) any costs associated with meetings of City National's Board of Trustees and the Forum Board of Trustees relating to the transactions contemplated herein. The Adviser (or any affiliate thereof) and the Sub-Advisor (or any affiliate thereof) shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1.

ARTICLE X

 ENTIRE AGREEMENT; SURVIVAL

10.1 Forum, on behalf of the Acquiring Fund, and City National, on behalf of the Target Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

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ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of Forum and City National. In addition, either Forum or City National may at its option terminate this Agreement at or prior to the Closing Date due to:

(a)   a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party's Board of Trustees, prior to the Closing Date;

(b)   a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c)   a determination by the terminating party's Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, Forum, City National, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that following the meeting of the Target Fund's shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
 LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Forum personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Trust Instrument of Forum. The execution and delivery of this Agreement have been authorized by the Trustees of Forum on behalf of the Acquiring Fund and signed by authorized officers of Forum, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Forum's Trust Instrument.

13.6 It is expressly agreed that the obligations of the Target Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of City National personally, but shall bind only the trust property of the Target Fund, as provided in the Agreement and Declaration of Trust of City National. The execution and delivery of this Agreement have been authorized by the Trustees of City National on behalf of the Target Fund and signed by authorized officers of City National, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Target Fund as provided in City National's Trust Instrument.

ARTICLE XIV

 CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 City National and Forum will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

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15.2 Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the date of the Closing, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FORUM FUNDS II, on behalf of the Acquiring Fund

By:

Name: Jessica A. Chase
Title: President

CITY NATIONAL ROCHDALE, on behalf of the Target Fund

By:

Name: Garrett R. D'Alessandro
Title: President and Chief Executive Officer

CITY NATIONAL ROCHDALE, LLC with respect to Paragraph 9.1 only

By:

Name:
Title:

SKBA CAPITAL MANAGEMENT, LLC with respect to Paragraph 9.1 only

By:

Name:
Title:

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Schedule A

Target Fund	Acquiring Fund
Institutional Class	Institutional Class
Class N	Investor Class

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APPENDIX B

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

Set forth below is a discussion of the material differences between the Target Fund and the Acquiring Fund and the rights of their shareholders.

Governing Law. The Target Fund is a separate series of the Trust, which is organized as a Delaware statutory trust. The Acquiring Fund is a separate series of Forum, which is also organized as a Delaware statutory trust. Each of the Target Fund and the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest. The Trust’s operations are governed by its Agreement and Declaration of Trust and its Amended and Restated Bylaws and applicable state law. Forum’s operations are governed by its Trust Instrument and Bylaws and applicable state law.

Shareholder Liability. Under the Trust’s Declaration of Trust, no shareholder of the Target Fund shall be subject to any personal liability in connection with the assets or the affairs of the Trust or of any of its series. The Target Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the Target Fund solely by reason of being or having been a shareholder of the Target Fund and not because of his or her acts or omissions or for some other reason.

Under Forum's Trust Instrument, any shareholder or former shareholder of the Acquiring Fund shall not be held to be personally liable for any obligation or liability of Forum solely by reason of being or having been a shareholder. The Acquiring Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Acquiring Fund but not because of his or her acts or omissions.

Board of Trustees. The Reorganization will result in a change in the board of trustees because the trustees of the Trust are different from the trustees of Forum. The Board Trustees of the Trust has seven trustees, one of whom is an “interested person” as that term is defined under the 1940 Act, of the Trust. For more information, refer to the Statement of Additional Information dated January 28, 2015, for the Target Fund, which is incorporated by reference into this Proxy Statement.

The Board of Trustees of Forum has five trustees, two of whom are deemed “interested persons” of Forum. For more information, refer to the Statement of Additional Information dated Month, Day 2015, for the Acquiring Fund.

The Reorganization also will result in a change in the officers because the officers of the Trust are different from the officers of Forum.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Notice of Special Meeting of Shareholders, Proxy Statement and Prospectus are available at www.proxyvote.com

CITY NATIONAL ROCHDALE FUNDS

This proxy is solicited by the Board of Trustees of City National Rochdale Funds (the "Trust") for use at a special meeting of shareholders of the Trust to be held on December 7, 2015.

The undersigned hereby appoints [Michael Gozzillo] and [Anthony Sozio], and each of them, as proxies of the undersigned, with the power of substitution and resubstitution, to attend the above-referenced meeting of shareholders and any adjournment or adjournments thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting, hereby revoking any prior proxy to vote at such meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated _____________, 2015.

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